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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 30, 2005

                         AMERICAN GREETINGS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

               Ohio                      1-13859              34-0065325
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    (State or other jurisdiction       (Commission        (I.R.S. Employer
         of incorporation)             File Number)      Identification No.)

                   One American Road
                     Cleveland, Ohio                            44144
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        (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (216) 252-7300


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 30, 2005, American Greetings issued a press release reporting its results for the first quarter ended May 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

c) Exhibits.

            Exhibit 99.1 - Press Release - Reporting Results for the first quarter ended May 31, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                  AMERICAN GREETINGS CORPORATION
                                                  ------------------------------
                                                  (Registrant)


                                                  /s/ Joseph B. Cipollone
                                                  ------------------------------
                                                  Joseph B. Cipollone
                                                  Vice President and
                                                  Corporate Controller;
                                                  Chief Accounting Officer

Date: June 30, 2005

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release - Reporting Results for the first quarter ended
              May 31, 2005.